SMITH BARNEY STRATEGIC INVESTORS FUND (the "Fund")

Supplement dated December 17, 1996 to Prospectus dated April 22, 1996


	On December 13, 1996, the Board of Trustees of the Smith Barney Equity Funds approved changes to certain of the investment policies of the Fund whereby the Fund would (i) institute a social awareness criteria for selecting portfolio investments and (ii) maintain, under normal mconditions, between 65% and 85% of its assets invested in equity securities and between 15% and 35% invested in fixed-income securities. The primary social emphasis will be to establish investments in companies that make a positive contribution to society through their products and services or through the way they do business. Apart from the additional overlay of social awareness criteria, the Fund's current investment disciplines will remain the same and the Fund will be managed by the same portfolio managers. The Trustees instructed that a Special Meeting of shareholders of the Fund be held on February 14, 1997 for the purpose of approving these changes.